Exhibit 99.2

WAIVER, CONSENT AND AMENDMENT

This WAIVER, CONSENT AND AMENDMENT ("Waiver") is entered into as of June 27, 2006, by and between LSQ Funding Group, L.C.("LSQ") and BRE LLC (collectively, "Lender") and Tri-S Security Corporation, Paragon Systems, Inc. ("Paragon"), The Cornwall Group, Inc., Vanguard Security, Inc., Forestville Corporation, Vanguard Security of Broward County, Inc., On Guard Security and Investigations, Inc., Armor Security, Inc., Protection Technologies Corporation, International Monitoring, Inc., Guardsource Corp. and Virtual Guard Source, Inc. (collectively, "Borrower").

WHEREAS, Lender and Borrower have entered into that certain Credit Agreement dated as of October 19, 2005, as amended from time to time (as amended, the "Loan Agreement");

WHEREAS, Borrower has promised that it will not make, or permit any Subsidiary to make, any investment in any Person other than Borrower or a Subsidiary or otherwise acquire any interest in any Person or acquire or form, or permit any Subsidiary to acquire or form, any new Subsidiary or participate, or permit any Subsidiary to participate, as a partner or joint venturer with any other Person (the "Covenant");

WHEREAS, on January 17, 2006, Paragon entered into that certain Joint Venture Agreement (the "Joint Venture Agreement") with Southeastern Protective Services, Inc. ("Southeastern"), pursuant to which Paragon and Southeastern formed a joint venture known as "Southeastern Paragon" (the "Joint Venture") for the purposes set forth in the Joint Venture Agreement (the "Joint Venture Transaction");

WHEREAS, LSQ and the Joint Venture have entered into that certain Factoring and Security Agreement dated as the date hereof (the "JV Factoring Agreement");

WHEREAS, Paragon has executed that certain Guaranty of Joint Venture (the "JV Guaranty") pursuant to which Paragon guarantees the Joint Venture's obligations to LSQ (the "JV Obligations"); and

WHEREAS, capitalized terms used herein but not defined herein shall have the meanings ascribed to such terms in the Loan Agreement;

Now, Therefore, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

    Lender hereby (i) waives all breaches of, and all defaults, Events of Default and Unmatured Events of Default under, any Loan Document arising out of, resulting from or relating to, the violation of the Covenant in connection with the Joint Venture Transaction (collectively, the "Existing Defaults"); and (ii) agrees that, in connection with any Existing Default, Lender will not (x) exercise any default remedy available to it under any Loan Document or applicable law, (y) enforce collection from any Borrower or any Guarantor of any of the Obligations, or (z) foreclose on Lender's security interest in any of the Collateral (as defined in all Loan Documents).

    Lender hereby consents to Paragon performing its obligations under the Joint Venture Agreement and agrees and acknowledges that such performance shall not breach, or cause a default, Event of Default or Unmatured Event of Default under, any Loan Document; provided, however, that neither Paragon, nor any other Borrower, shall invest in excess of $500,000 in the Joint Venture without Lender's prior written consent.

    As a condition to the agreements contained herein, Borrower hereby (i) grants to Lender a security interest in and to all of Borrower's rights and interests in and to the Joint Venture, which security interest shall be governed by the terms of the Security Agreement, and (ii) has delivered to Lender the fully executed consents that are required under the Joint Venture Agreement, a copy of which is attached hereto as Exhibit "A", and (iii) agrees not to take any action to amend the Joint Venture Agreement without the express written consent of Lender.

    Notwithstanding anything to the contrary in any Loan Document, the JV Factoring Agreement or the JV Guaranty, Borrower and Lender hereby acknowledge and agree that (i) any breach or violation by Paragon of, or default under, the JV Guaranty, which breach or default continues for a period of thirty (30) days after written notice specifying in reasonable detail the nature of such breach or violation is given to Borrower by Lender, shall constitute an Event of Default under the Loan Documents, and that such breach or violation shall not constitute an Event of Default or an Unmatured Event of Default under any Loan Document until the expiration of such 30-day period; (ii) any breach or violation of, or Event of Default (as defined in the JV Factoring Agreement) under, the JV Factoring Agreement shall not be an Event of Default or an Unmatured Event of Default under any Loan Document; (iii) except as provided in the Loan Documents, the Collateral does not serve as security for any of the JV Obligations or any of Paragon's obligations under the JV Guaranty; and (iv) except as provided in the Loan Documents, Paragon's obligations under the JV Guaranty are unsecured.

    Borrower hereby ratifies and reaffirms the terms of the Loan Documents, and except as expressly modified hereby, the same shall remain in full force and effect. This Waiver is not a novation and the terms and conditions of this Waiver shall be in addition and supplemental to all terms and conditions set forth in the Loan Documents. In the event of any conflict or inconsistency between this Waiver and the terms of such documents, the terms of this Waiver shall be controlling, but such documents shall not otherwise be affected or the rights therein impaired.

    This Waiver may be executed in any number of counterparts and delivered by facsimile, and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

[Signature Pages Follow]

In Witness Whereof, the parties hereto have caused this Waiver to be duly executed and delivered as of the date first written above.

LENDER:

LSQ FUNDING GROUP, L.C.

By: /s/ Maxwell Eliscu

Name: Maxwell Eliscu

Title: Manager

BRE LLC

By /s/ Maxwell Eliscu

Name: Maxwell Eliscu

Title: Manager

BORROWER: TRI-S SECURITY CORPORATION

By: /s/ Robert K. Mills

Name: Robert K. Mills

Title: Chief Financial Officer

PARAGON SYSTEMS, INC.

By: /s/ Robert K. Mills

Name: Robert K. Mills

Title: Chief Financial Officer

THE CORNWALL GROUP, INC.

By: /s/ Robert K. Mills

Name: Robert K. Mills

Title: Chief Financial Officer

VANGUARD SECURITY, INC.

By: /s/ Robert K. Mills

Name: Robert K. Mills

Title: Chief Financial Officer

FORESTVILLE CORPORATION

By: /s/ Robert K. Mills

Name: Robert K. Mills

Title: Chief Financial Officer

VANGUARD SECURITY OF BROWARD COUNTY, INC.

By: /s/ Robert K. Mills

Name: Robert K. Mills

Title: Chief Financial Officer

ON GUARD SECURITY AND INVESTIGATIONS, INC.

By: /s/ Robert K. Mills

Name: Robert K. Mills

Title: Chief Financial Officer

ARMOR SECURITY, INC.

By: /s/ Robert K. Mills

Name: Robert K. Mills

Title: Chief Financial Officer

PROTECTION TECHNOLOGIES CORPORATION

By: /s/ Robert K. Mills

Name: Robert K. Mills

Title: Chief Financial Officer

INTERNATIONAL MONITORING, INC.

By: /s/ Robert K. Mills

Name: Robert K. Mills

Title: Chief Financial Officer

GUARDSOURCE CORP.

By: /s/ Robert K. Mills

Name: Robert K. Mills

Title: Chief Financial Officer

VIRTUAL GUARD SOURCE CORP.

By: /s/ Robert K. Mills

Name: Robert K. Mills

Title: Chief Financial Officer